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                                                                  Exhibit 23.1

                           Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 14, 1997, in the Registration Statement
(Form S-1 No. 333-        ) and related Prospectus of Aftermarket Technology
Corp. dated September 12, 1997.


/s/ ERNST & YOUNG LLP


September 12, 1997